UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): March 16, 2020

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FleetCor Technologies, Inc.
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(Exact name of registrant as specified in its charter)
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Delaware	001-35004	72-1074903
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3280 Peachtree Road, Suite 2400	Atlanta	30305
(Address of principal executive offices)	GA	(Zip Code)
Registrant’s telephone number, including area code: (770) 449-0479
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common Stock	FLT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 - Other Events.
On March 16, 2020, FleetCor Technologies, Inc. (the “Company”) published certain shareholder outreach materials, which may be used from time to time by the Company in presentations to its shareholders and analysts in connection with the Company’s upcoming annual meeting of shareholders. A copy of the materials is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Additional Information
In connection with the Company’s 2020 Annual Meeting of Shareholders, the Company will file with the U.S. Securities and Exchange Commission (the “SEC”) and furnish to the shareholders of record entitled to vote at the 2020 Annual Meeting of Shareholders a definitive proxy statement and other documents. SHAREHOLDERS ARE ENCOURAGED TO READ THE PROXY STATEMENT AND ALL OTHER RELEVANT DOCUMENTS WHEN FILED WITH THE SEC AND WHEN THEY BECOME AVAILABLE BECAUSE THOSE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION. When the proxy statement is filed with the SEC, a notice of internet availability of the definitive proxy statement will also be mailed to shareholders of record. Investors and other interested parties will be able to obtain the documents free of charge at the SEC’s website, www.sec.gov, or through a request in writing sent to FleetCor Technologies, Inc. at 3280 Peachtree Road, Suite 2400, Atlanta, Georgia 30305 Attention: General Counsel.
Participants in Solicitation
The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the 2020 Annual Meeting of Shareholders. The participants in the solicitation of proxies in connection with the 2020 Annual Meeting of Shareholders are currently anticipated to be the Company, Ronald F. Clarke, Eric R. Dey, John Coughlin, Alan King, Armando L. Netto, Steven T. Stull, Michael Buckman, Thomas M. Hagerty, Mark A. Johnson, Jeffrey S. Sloan, Hala G. Moddelmog, Joseph W. Farrelly and Richard Macchia. Information regarding the participants’ respective interests in the Company is set forth in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2019, filed with the SEC on March 2, 2020, and will be set forth in the proxy statement on Schedule 14A and accompanying solicitation materials and, if applicable, each participant’s respective Statements of Changes in Beneficial Ownership on Form 4, each of which as with the SEC. These documents (when they become available), are available free of charge on the SEC’s website. Additional information regarding such interests and other relevant materials will be filed with the SEC when they become available.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	Shareholder Outreach Materials, dated as of March 16, 2020.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FleetCor Technologies, Inc.

March 16, 2020	By: /s/ Daniel Fishbein
Daniel Fishbein
General Counsel

Exhibit Index

Exhibit No.	Description

99.1	Shareholder Outreach Materials, dated as of March 16, 2020.
104	Cover Page Interactive Data File (formatted as Inline XBRL).